UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event report)  October 11, 2006

Severn Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland                0-49731            52-1726127
(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                       File Number)        Identification Number)

1919A West Street, Annapolis, Maryland         21401
(Address of principal executive offices)                   (Zip Code)

410-268-4554
(Registrant’s telephone number, including area code)

(Former name or former address, if change since last report)

Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 11, 2006, Severn Bancorp, Inc. issued a press release announcing financial results for the third quarter ending September 30, 2006. A copy of this press release is being furnished as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:
99.1 Press Release of Severn Bancorp, Inc., dated October 11, 2006 announcing financial results for the third quarter ending September 30, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Severn Bancorp, Inc.

Dated: October 11, 2006             By:       /Alan J. Hyatt/
     Alan J. Hyatt, President